UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

ITC HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Issuance of International Transmission Company Bonds and ITC Midwest LLC Bonds

On March 12, 2026, (i) International Transmission Company (“ITCTransmission”), a wholly-owned subsidiary of ITC Holdings Corp. (the “Company”), issued $175,000,000 aggregate principal amount of its 4.78% First Mortgage Bonds, Series M, due 2034 (the “ITCT Series M Bonds”) and (ii) ITC Midwest LLC (“ITCMW”), a wholly-owned subsidiary of the Company, issued $175,000,000 aggregate principal amount of its 4.86% First Mortgage Bonds, Series O, due 2035 (the “ITCMW Series O Bonds” and, together with the ITCT Series M Bonds, the “March Bonds”). On July 15, 2026, (i) ITCTransmission will issue $50,000,000 aggregate principal amount of its 5.41% First Mortgage Bonds, Series N, due 2044 (the “ITCT Series N Bonds”) and (ii) ITCMW will issue $100,000,000 aggregate principal amount of its 5.53% First Mortgage Bonds, Series P, due 2047 (the “ITCMW Series P Bonds” and, together with the ITCT Series N Bonds, the “July Bonds” and, together with the March Bonds, the “Bonds”). The March Bonds were, and the July Bonds will be, issued in two private placements in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The ITCT Series M Bonds and the ITCT Series N Bonds were sold to institutional accredited investors (as defined by Rule 501(a) of the Securities Act) pursuant to a Bond Purchase Agreement, dated March 12, 2026, between ITCTransmission and the initial bondholders named in Schedule A thereto (the “ITCT Bond Purchase Agreement”) and the ITCMW Series O Bonds and the ITCMW Series P Bonds were sold to institutional accredited investors (as defined by Rule 501(a) of the Securities Act) pursuant to a Bond Purchase Agreement, dated March 12, 2026, between ITCMW and the initial bondholders named in Schedule A thereto (the “ITCMW Bond Purchase Agreement”). The Bonds were sold subject to the satisfaction of certain terms and conditions provided in the ITCT Bond Purchase Agreement and the ITCMW Bond Purchase Agreement, as applicable. ITCTransmission and ITCMW will apply the net proceeds of the sale of the respective Bonds to repay existing indebtedness under the Revolving Credit Agreement, dated as of April 14, 2023 (as amended by that Amendment No. 1 to Revolving Credit Agreement, dated as of December 16, 2024 and as further amended, modified, supplemented, restated and replaced from time to time), to partially fund capital expenditures and for general corporate purposes.

The ITCT Series M Bonds were and the ITCT Series N Bonds will be issued under ITCTransmission’s First Mortgage and Deed of Trust (the “ITCT Mortgage Indenture”), dated as of July 15, 2003, between ITCTransmission and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”), as supplemented by the eleventh supplemental indenture thereto, dated as of February 25, 2026, between ITCTransmission and the Trustee (the “ITCT Eleventh Supplemental Indenture” and, together with the ITCT Mortgage Indenture, the “ITCT Indenture”). The ITCT Series M Bonds and the ITCT Series N Bonds are secured by a first mortgage lien on substantially all of ITCTransmission’s real and tangible personal property equally with all other securities theretofore or thereafter issued under the ITCT Mortgage Indenture, with such exceptions as described in, and such releases as permitted by, the ITCT Indenture.

The ITCMW Series O Bonds were and the ITCMW Series P Bonds will be issued under ITCMW’s First Mortgage and Deed of Trust (the “ITCMW Mortgage Indenture”), dated as of January 14, 2008, between ITCMW and the Trustee, as supplemented by the fourteenth supplemental indenture thereto, dated as of February 25, 2026, between ITCMW and the Trustee (the “ITCMW Fourteenth Supplemental Indenture” and, together with the ITCMW’s Mortgage Indenture, the “ITCMW Indenture” and, together with the ITCT Indenture, the “Indentures”). The ITCMW Series O Bonds and the ITCMW Series P Bonds are secured by a first mortgage lien on substantially all of ITCMW’s real and tangible personal property equally with all other securities theretofore or thereafter issued under the ITCMW Mortgage Indenture, with such exceptions as described in, and such releases as permitted by, the ITCMW Indenture.

Interest on the ITCT Series M Bonds is payable semi-annually on March 12 and September 12 of each year, commencing on September 12, 2026, at a fixed rate of 4.78% per annum. Interest on the ITCT Series N Bonds is payable semi-annually on July 15 and January 15 of each year, commencing on January 15, 2027, at a fixed rate of 5.41% per annum. ITCTransmission may redeem each of the ITCT Series M Bonds and the ITCT Series N Bonds, in whole or in part, in an amount not less than $5,000,000 in aggregate principal amount in the case of a partial redemption, at any time or from time to time with not less than 10 days and not more than 60 days’ prior notice at a redemption price equal to the sum of (a) 100% of the principal amount of the ITCT Series M Bonds or the ITCT Series N Bonds, as applicable, (b) accrued and unpaid interest thereon to the applicable redemption date and (c) a make-whole amount, if any, determined using a discount rate of treasuries plus 90 basis points. ITCTransmission may also redeem the ITCT Series M Bonds in whole on or after January 12, 2034 and the ITCT Series N Bonds in whole on or after January 15, 2044, at a redemption price equal to the principal amount of the ITCT Series M Bonds and the ITCT Series N Bonds, respectively, plus accrued and unpaid interest thereon to the applicable redemption date. The principal amount of the ITCT Series M Bonds is payable on March 12, 2034 and the principal amount of the ITCT Series N Bonds is payable on July 15, 2044.

Interest on the ITCMW Series O Bonds is payable semi-annually on March 12 and September 12 of each year, commencing on September 12, 2026, at a fixed rate of 4.86% per annum. Interest on the ITCMW Series P Bonds is payable semi-annually on July 15 and January 15 of each year, commencing on January 15, 2027, at a fixed rate of 5.53% per annum. ITCMW may each of the ITCMW Series O Bonds and the ITCMW Series P Bonds, in whole or in part, in an amount not less than $5,000,000 in aggregate principal amount in the case of a partial redemption, at any time or from time to time with not less than 10 days and not more than 60 days’ prior notice at a redemption price equal to the sum of (a) 100% of the principal amount of the ITCMW Series O Bonds or the ITCMW Series P Bonds, as applicable, (b) accrued and unpaid interest thereon to the applicable redemption date and (c) a make-whole amount, if any, determined using a discount rate of treasuries plus 90 basis points. ITCMW may also redeem the ITCMW Series O Bonds in whole on or after January 12, 2035 and the ITCMW Series P Bonds in whole on or after January 15, 2047, at a redemption price equal to the principal amount of the ITCMW Series O Bonds and the ITCMW Series P Bonds, respectively, plus accrued and unpaid interest thereon to the applicable redemption date. The principal amount of the ITCMW Series O Bonds is payable on March 12, 2035 and the principal amount of the ITCMW Series P Bonds is payable on July 15, 2047.

The Bonds and the Indentures contain events of default customary for such a transaction, including, without limitation, failure to pay interest on any Security (as defined in the Indentures) for five days after becoming due; failure to pay principal on any Security when due; failure to comply with material covenants contained in the Indentures, subject to a 30-day cure period; failure to comply with other covenants contained in the Indentures and the other financing agreements relating to the offering of the Bonds, subject to a 60-day cure period; material breaches of representations and warranties; defaults in respect of obligations relating to certain debt; certain unsatisfied judgments; and certain events relating to reorganization, bankruptcy and insolvency. If an “Event of Default” (as defined in the Indentures) occurs, any holder of the Securities may accelerate its Securities (rather than all the Securities) pursuant to any payment Event of Default; the Trustee or holders of 25% (in the case of a payment default) or a majority (in the case of any other default) of the outstanding principal amount of the Securities may accelerate all the Securities pursuant to any Event of Default; and all amounts are automatically accelerated pursuant to any reorganization, bankruptcy or insolvency Event of Default.

The above description of the Indentures does not purport to be a complete statement of the parties’ rights and obligations thereunder. Such description is qualified in its entirety by reference to (i) the ITCT Eleventh Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1, (ii) the ITCT Mortgage Indenture, a copy of which was attached to the Company’s Registration Statement on Form S-1, and which is incorporated herein by reference as Exhibit 4.2, (iii) the ITCMW Fourteenth Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.3 and (iv) the ITCMW Mortgage Indenture, a copy of which was attached to the Company’s Form 8-K on February 1, 2008 as Exhibit 4.19, and which is incorporated herein by reference as Exhibit 4.4.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.1	Eleventh Supplemental Indenture, dated as of February 25, 2026, between International Transmission Company and The Bank of New York Mellon Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee
4.2	First Mortgage and Deed of Trust, dated as of July 15, 2003, between International Transmission Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (filed with the Company’s Registration Statement on Form S-1, as amended, Reg. No. 333-123657)
4.3	Fourteenth Supplemental Indenture, dated as of February 25, 2026, between ITC Midwest LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee
4.4	First Mortgage and Deed of Trust, dated as of January 14, 2008, between ITC Midwest LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (filed with the Company’s Form 8-K on February 1, 2008)
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.

Date: March 12, 2026	By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer